Execution Copy

SUBSIDIARY GUARANTEE

THIS GUARANTEE (the “Guarantee”), dated as of the 14th day of May, 2010, is made by VIASPACE Green Energy, Inc., a British Virgin Islands international business company (“VGE”), Inter-Pacific Arts Corp., a British Virgin Islands international business company (“IPA BVI”), and Guangzhou Inter-Pacific Arts Corp., a Chinese wholly owned foreign enterprise registered in Guangdong province (“IPA China” and together with VGE and IPA BVI, the “Subsidiary Guarantors,” and, each, a “Subsidiary Guarantor”), in favor of Sung Hsien Chang (“Noteholder”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Secured Note.

WHEREAS, VIASPACE, Inc., a Nevada corporation (“Parent”), has issued the Secured Promissory Note, dated as of the 14th day of May, 2010, in favor of Noteholder (as the same may be amended, renewed, consolidated, restated or replaced from time to time, the “Secured Note”);

WHEREAS, the Subsidiary Guarantors are direct or indirect subsidiaries of Parent. Pursuant to the terms of the Secured Note, Parent’s obligations under the Secured Note are to be unconditionally guaranteed by the Subsidiary Guarantors;

WHEREAS, the Subsidiary Guarantors will derive substantial direct and indirect benefits from the terms of the Secured Note and the Transaction Documents and in consideration of the Secured Note and as security for the performance by Parent of its obligations under the Secured Note all other sums due from Parent to Noteholder arising under the Secured Note, Transaction Documents (as defined in the Purchase Agreement) and any other agreement to which the Noteholder and Parent are parties (collectively, the “Secured Obligations”);

WHEREAS, each Subsidiary Guarantor has duly authorized the execution, delivery, and performance of this Guarantee; and

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Noteholder to accept the Secured Note, each Subsidiary Guarantor agrees, for the benefit of the Noteholder, as follows:

ARTICLE I
GUARANTEE

1.1 Guarantee. Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally with any other Subsidiary Guarantor, the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Secured Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of Parent, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise (such obligations, to the extent not paid by Parent being the parts of and components of the Secured Obligations), and agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel fees and expenses) incurred by Noteholder in enforcing any rights under the guarantee set forth herein. Without limiting the generality of the foregoing, each Subsidiary Guarantor’s liability shall extend to all amounts that constitute part of the Secured Obligations and would be owed by Parent to Noteholder, but for the fact that they are unenforceable or not allowable solely due to the existence of an insolvency, bankruptcy or reorganization involving Parent.

1.2 Guarantee Absolute. Each Subsidiary Guarantor guarantees that the Secured Obligations will be paid strictly in accordance with the terms of the Secured Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Noteholder with respect thereto. The obligations of Subsidiary Guarantor under this Guarantee are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against Subsidiary Guarantor to enforce such obligations, irrespective of whether any action is brought against Parent or any other Subsidiary Guarantor or whether Parent or any other Subsidiary Guarantor is joined in any such action or actions. This Guarantee constitutes a guaranty of payment when due and not of collection or of performance, and each Subsidiary Guarantor specifically agrees that it shall not be necessary or required that the Noteholder exercise any right, assert any claim or demand, or enforce any remedy whatsoever against Parent before or as a condition to the obligations of each Subsidiary Guarantor hereunder. The liability of each Subsidiary Guarantor under this Guarantee constitutes a primary obligation, and not a contract of surety, and to the extent permitted by law, shall be irrevocable, absolute and unconditional irrespective of, and Subsidiary Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of the Secured Note, other Transaction Documents, or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from the Secured Note, including, without limitation, any increase in the Secured Obligations except as otherwise expressly agreed in writing by Noteholder;

(c) any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Secured Obligations except as otherwise expressly agreed in writing by Noteholder;

(d) any change, restructuring, merger, or termination of the corporate structure or existence of Parent;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Secured Note or any other Transaction Document except as otherwise expressly agreed in writing by Noteholder;

(f) any reduction, limitation, impairment, or termination of the Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration, or compromise except as otherwise expressly agreed in writing by Noteholder, and shall not be subject to (and each Subsidiary Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Secured Obligations; or

(g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Noteholder that might otherwise constitute a defense available to, or a discharge of, Parent or any other guarantor or surety.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by Noteholder, the Noteholder or any other entity upon the insolvency, bankruptcy or reorganization of the Parent or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

1.3 Waiver. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Guarantee and any requirement that Noteholder exhaust any right or take any action against Parent or any other Subsidiary Guarantor or any other person or entity or any Collateral. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the Secured Note and that the waiver set forth in this Section 1.3 is knowingly made in contemplation of such benefits. Each Subsidiary Guarantor hereby waives any right to revoke this Guarantee, and acknowledges that this Guarantee is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

1.4 Continuing Guarantee; Assignments. This Guarantee is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Secured Obligations and all other amounts payable under this Guarantee and the Secured Note, (b) be binding upon each Subsidiary Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Noteholder and its successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), Noteholder may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Guarantee (including, without limitation, all or any portion of its Secured Note owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted Noteholder herein or otherwise.

1.5 Subrogation. Each Subsidiary Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against Noteholder, Parent or other Subsidiary Guarantor (if any) that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor’s obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Noteholder or other Subsidiary Guarantor (if any), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Secured Obligations and all other amounts payable under this Guarantee shall have been indefeasibly paid in full.

1.6 Maximum Secured Obligations. Notwithstanding any provision herein contained to the contrary, each Subsidiary Guarantor’s liability with respect to the Secured Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Noteholder from such Subsidiary Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law, or foreign law or regulation .

ARTICLE II
MISCELLANEOUS

2.1 Expenses. Each Subsidiary Guarantor shall pay to the Noteholder, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Noteholder may incur in connection with exercise or enforcement of any the rights, remedies or powers of the Noteholder hereunder or with respect to any or all of the Secured Obligations.

2.2 Waivers, Amendment and Remedies. No course of dealing by the Noteholder and no failure by the Noteholder to exercise, or delay by the Noteholder in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Noteholder. No amendment, modification or waiver of any provision of this Guarantee and no consent to any departure by any Subsidiary Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Noteholder against whom such amendment, modification or waiver is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Noteholder, not only hereunder, but also under any instruments and agreements evidencing or securing the Secured Obligations and under applicable law are cumulative, and may be exercised by the Noteholder from time to time in such order as the Noteholder may elect.

2.3 Notices. All notices or other communications given or made hereunder shall be given in the same manner as set forth in the Purchase Agreement

2.4 Term; Binding Effect. This Guarantee shall (a) remain in full force and effect until the indefeasible payment and satisfaction in full of all of the Secured Obligations; (b) be binding upon each Subsidiary Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Noteholder and its respective successors and assigns. Upon the indefeasible payment in full of the Secured Obligations, (i) this Guarantee shall terminate and (ii) the Noteholder will, upon a Subsidiary Guarantor’s request and at such Subsidiary Guarantor’s expense, execute and deliver to such Subsidiary Guarantor such documents as such Subsidiary Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

2.5 Captions. The captions of Paragraphs, Articles and Sections in this Guarantee have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

2.6 Governing Law; Venue; Severability. This Guarantee shall be governed by and construed in accordance with the laws of the State of Georgia without regard to principles of conflicts or choice of law. Any legal action or proceeding against a Subsidiary Guarantor with respect to this Guarantee must be brought only in the courts of the County of Cobb, State of Georgia or of the United States Federal courts located in and for the Northern District of Georgia, and, by execution and delivery of this Guarantee, each Subsidiary Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Subsidiary Guarantor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guarantee brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Guarantee, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect. This Guarantee shall be deemed an unconditional obligation of each Subsidiary Guarantor for the payment of money and, without limitation to any other remedies of Noteholder, may be enforced against any Subsidiary Guarantor by summary proceeding or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Noteholder and any Subsidiary Guarantor are parties or which any Subsidiary Guarantor delivered to Noteholder, which may be convenient or necessary to determine Noteholder’s rights hereunder or any Subsidiary Guarantor’s obligations to Noteholder are deemed a part of this Guarantee, whether or not such other document or agreement was delivered together herewith or was executed apart from this Guarantee. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Secured Note or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Each Subsidiary Guarantor irrevocably appoints Parent its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon each such Subsidiary Guarantor with the same force and validity as if served upon such Subsidiary Guarantor.

2.7 Satisfaction of Secured Obligations. For all purposes of this Guarantee, the payment in full of the Secured Obligations shall be conclusively deemed to have occurred when the Secured Obligations have been indefeasibly paid.

2.8 Execution. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Guarantee, as of the date first written above.

“SUBSIDIARY GUARANTOR”

VIASPACE GREEN ENERGY, INC.,
a British Virgin Islands international business company

By:

Its:

“SUBSIDIARY GUARANTOR”

INTER-PACIFIC ARTS CORP.,
a British Virgin Islands international business company

By:

Its:

“SUBSIDIARY GUARANTOR”

GUANGZHOU INTER-PACIFIC ARTS CORP.,
a Chinese wholly owned foreign enterprise registered in Guangdong province

By:

Its:

“NOTEHOLDER”

SUNG HSIEN CHANG
an individual

By: